Miller/Howard Income‑Equity Fund
Class	Ticker Symbol
Class I	MHIEX
Adviser Share Class	MHIDX

Miller/Howard Drill Bit to Burner Tip® Fund
Class	Ticker Symbol
Class I	DBBEX
Adviser Share Class	DBBDX
Miller/Howard Infrastructure Fund
Class	Ticker Symbol
Class I	INMEX
Adviser Share Class	[Not Available for Purchase]
(Each a series of Miller/Howard Funds Trust)

Supplement dated April 4, 2018 to the Statement of Additional Information (“SAI”)
dated February 28, 2018

Effective April 3, 2018, Annemarie Gilly has resigned as an Interested Trustee, President and Secretary of Miller/Howard Funds Trust (the “Trust”).  All references to Ms. Gilly in the SAI are hereby removed. The Board of Trustees of the Trust has elected Lowell G. Miller and Dana C. Troxell, Jr. to serve as President and Secretary, respectively, of the Trust.

In addition, the Trustees and Officers table starting on page 39 of the SAI is supplemented with the following information:

Name and Birth Year	Business Address	Position(s) held with Trust	Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Lowell G. Miller* (born July 1948)	P.O. Box 549, Woodstock, NY 12498	Trustee, Chairman of the Board and President	Trustee and Chairman since inception; President since April 2018	Chairman of the Board, Miller/Howard Funds Trust, Chief Investment Officer, MHI Funds, LLC; Chief Investment Officer, Miller/Howard Investments, Inc.; Chairman of the Board, President and Principal Executive Officer, Miller/Howard High Income Equity Fund	4	None
Dana C. Troxell, Jr. (born 1961)	P.O. Box 549, Woodstock, NY 12498	Secretary	Since April 2018	President, Miller/Howard Investments, Inc. (since 2014); Managing Director Angelo, Gordon & Co. (2004 – 2011)	N/A	N/A

This supplement should be retained with your Prospectus and SAI for future reference.